UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

                      Delaware                       001-32433                             20-1297589
               (State or other jurisdiction               (Commission File Number)                     (IRS Employer
                 of incorporation)                                                      Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 9, 2007, Prestige Brands Holdings, Inc. (the ‘‘Registrant’’) issued a press release disclosing certain revenue information regarding the fiscal quarter and year ended March 31, 2007. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

      (d)    Exhibits.

Exhibit	Description
99.1	Press Release dated April 9, 2007 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007   PRESTIGE BRANDS HOLDINGS, INC.

By: /s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated April 9, 2007 (furnished only).